SF 30 BLOCK 14 CONTINUATION PAGE SUMMARY OF CHANGES Solicitation/Contract Form Continuation The following changes have been made: Miscellaneous text in this section has been modified to: Delivery Order 02 1. Delivery Order (DO) W911SR-26-F-A005 is awarded to Emergent Biodefense Operations Lansing LLC., to delivery of AVA doses. 2. This DO shall consist of a base and 2 option periods as follows Base Year: To be delivered before - 30 September 2026 Option Year 1: To be delivered before 30 September 2027 Option Year 2: To be delivered before 30 September 2028 3. Pursuant to DFAR 252.232-7007, Limitation of Government's Obligation, initial funding will be obligated in the amount of . 4. Items will be delivered on or before 30 September 2026 to: MUrtech Inc. 820 Cromwell Park Dr, STE J Glen Burnie MD 21061-2574 [ ** ]

P00001 The purpose of this modification is as follows: 1. To provide incremental funding for CLIN 0001 in the amount of to procure of BioThrax AVA (Anthrax Vaccine Absorbed). 2. Pursuant to DFARS 252.232-7007, Limitation of Government's Obligation, incremental funding in the amount of 0 is hereby added to Contract Line Item Number (CLIN) 0 001 as shown in the table below. 3. Except as provided herein, all other terms and conditions remain unchanged. P00002 The purpose of this modification is as follows: 1. To provide incremental funding for CLIN 0001 in the amount of to procure of BioThrax AVA (Anthrax Vaccine Absorbed). 2. Pursuant to DFARS 252.232-7007, Limitation of Government's Obligation, incremental funding in the amount of is hereby added to Contract Line Item Number (CLIN) 0 001 as shown in the table below. 3. Except as provided herein, all other terms and conditions remain unchanged. [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ]

Continuation of Supplies or Services and Prices/Costs The following CLIN(s) / SLIN(s) / ELIN(s) were added: Continuation of Deliveries or Performance The delivery information for the following CLIN(s) / SLIN(s) / ELIN(s) were added: Continuation of Accounting and Appropriation Data As a result of this modification, the total obligated amount was increased by USD from USD to USD [ ** ] [ ** ] [ ** ] [ ** ]

The following ACRNs were added or modi [ ** ] [ ** ] [ ** ] [ ** ]